UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE

ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2015

Monogram Residential Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36750	20-5383745
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

5800 Granite Parkway, Suite 1000

Plano, Texas

75024

(Address of principal executive offices)

(Zip Code)

(469) 250-5500

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.             Submission of Matters to a Vote of Security Holders.

On June 16, 2015, Monogram Residential Trust, Inc. (which may be referred to herein as the “Company,” “we,” “our” or “us”), held its annual meeting of stockholders at Granite Park One, 5800 Granite Parkway, Suite 290, Plano, Texas 75024. At the annual meeting, the Company’s stockholders voted in person or by proxy on:

(1)         The election of the following individuals to serve on the board of directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified: Sami S. Abbasi, Roger D. Bowler, David D. Fitch, Jonathan L. Kempner, E. Alan Patton, Mark T. Alfieri, Robert S. Aisner, and Murray J. McCabe.

(2)         To hold a non-binding, advisory vote on the compensation of our named executive officers.

(3)         To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2015.

For a detailed description of each of the proposals submitted for stockholder vote at the annual meeting, see the Company’s Definitive Proxy Statement, filed with the Securities and Exchange Commission on April 22, 2015.

All of the director nominees were elected to serve on the board of directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified. The affirmative vote of the holders of a majority of the total votes cast for and affirmatively withheld as to each nominee for director was required to elect such nominee. Broker non-votes were not treated as votes cast and had no effect on the result of the vote. The number of votes cast for and votes withheld from each of the director nominees and the number of broker non-votes were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Sami S. Abbasi	71,609,187	2,030,098	72,059,190
Roger D. Bowler	71,655,848	1,983,437	72,059,190
David D. Fitch	71,730,385	1,908,900	72,059,190
Jonathan L. Kempner	71,679,563	1,959,722	72,059,190
E. Alan Patton	71,635,955	2,003,330	72,059,190
Mark T. Alfieri	71,567,818	2,071,467	72,059,190
Robert S. Aisner	71,173,312	2,465,973	72,059,190
Murray J. McCabe	70,437,980	3,201,305	72,059,190

A majority of the votes cast on the proposal at the annual meeting was required for the approval, on an advisory basis, of the compensation of our named executive officers. Abstentions and broker non-votes were not treated as votes cast and had no effect on the result of the vote. The votes cast with respect to the proposal to approve, on a non-binding, advisory basis, the Company’s named executive officer compensation were as follows:

	Votes For	Against	Abstain	Broker Non-Votes
Named Executive Officer Compensation	66,403,854	4,237,007	2,998,424	72,059,190

The appointment of Deloitte & Touche LLP was ratified. A majority of the votes cast on the proposal at the annual meeting is required for the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2015. Abstentions and broker non-votes were not treated as votes cast and had no effect on the result of the vote. The votes cast on the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015 were as follows:

	Votes For	Against	Abstain	Broker Non-Votes
Ratification of Deloitte & Touche LLP Appointment	143,276,606	698,964	1,722,905	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONOGRAM RESIDENTIAL TRUST, INC.
(Registrant)

June 17, 2015	/s/ Daniel J. Rosenberg
Daniel J. Rosenberg
Senior Vice President, General Counsel and Secretary